UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 05, 2012

Hampden Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33144	20-571454
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19 Harrison Avenue, Springfield, Massachusetts 01102
(Address of principal executive offices)   (Zip Code)

Registrant’s telephone number, including area code:  (413) 736-1812

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On June 5, 2012, the Board of Directors of Hampden Bancorp, Inc. (the “Company”), which is the holding company for Hampden Bank (the “Bank”) elected Richard J. Kos as Chairman of the Board of the Company and the Bank effective immediately. Mr. Kos has served as a director of the Company since January 2007 and as a director of the Bank since 2005. Additional biographical information concerning Mr. Kos is contained in the press release dated June 7, 2012, which is attached as Exhibit 99.1 and is incorporated herein by reference.

On June 5, 2012, the Board of Directors of the Company and the Bank also elected Craig W. Kaylor, General Counsel of the Company and the Bank, as Secretary of Hampden Bancorp, Inc. and Clerk of Hampden Bank effective immediately.

Item 9.01.   Financial Statements and Exhibits.

(d)           The following exhibits are filed with this report:

Exhibit Number	Description
99.1	Press Release issued by the Company on June 7, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hampden Bancorp, Inc.
(Registrant)

Date:	June 8, 2012	By:	/s/ Thomas R. Burton
Thomas R. Burton
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued by the Company on June 7, 2012

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